Exhibit A – Summary of Benefit Programs 2017 – Vectrus IMPORTANT: This document represents a summary of how your participation in the Vectrus benefit programs will be impacted with your separation. Full details on benefit continuation and conversion can be found in each benefit plans Summary Plan Description found at www.cbizesc.com/Vectrus Page | 1 Benefit Program Will I Remain Covered During Severance? What Do I Pay? When Does Coverage End? More Info/My Action Medical Yes, as long as you elected coverage for 2017. You pay the same payroll contributions as if you were an active employee with Vectrus through your Severance Period. Deductions come directly out of your Severance pay. Last day of the month in which your final Severance pay is paid. COBRA information will be sent to your home address approximately 7 to 10 business days after the last day of the month in which your final Severance pay is paid. **See Notes on COBRA coverage below** Dental Yes, as long as you elected coverage for 2017. You pay the same payroll contributions as if you were an active employee with Vectrus through your Severance Period. Deductions come directly out of your Severance pay. Last day of the month in which your final Severance pay is paid. COBRA information will be sent to your home address approximately 7 to 10 business days after the last day of the month in which your final Severance pay is paid. **See Notes on COBRA coverage below** Vision Yes, as long as you elected coverage for 2017. You pay the same payroll contributions as if you were an active employee with Vectrus through your Severance Period. Deductions come directly out of your Severance pay. Last day of the month in which your final Severance pay is paid. COBRA information will be sent to your home address approximately 7 to 10 business days after the last day of the month in which your final Severance pay is paid. **See Notes on COBRA coverage below**

Exhibit A – Summary of Benefit Programs 2017 – Vectrus IMPORTANT: This document represents a summary of how your participation in the Vectrus benefit programs will be impacted with your separation. Full details on benefit continuation and conversion can be found in each benefit plans Summary Plan Description found at www.cbizesc.com/Vectrus Page | 2 Benefit Program Will I Remain Covered During Severance? What Do I Pay? When Does Coverage End? More Info/My Action Employer Provided Basic Life Yes This benefit is provided by Vectrus at no charge to the employee. Note: the Age reduction schedule would still apply. Last day of the month in which your final Severance pay is paid. You may elect to convert this coverage to a personal policy. Contact Tracy Hanavan at 719-637-5828 to receive the conversion forms. You must submit the conversion forms to Cigna Group Insurance directly within 31 days of the coverage ending. Cigna Group Insurance: 1- 800-732-1603 for more information. Employer Provided Basic Accidental, Death and Dismemberment (AD&D) No N/A Coverage ends on the last day of the month of your last day of work. You may elect to convert this coverage to a personal policy. Contact Tracy Hanavan at 719-637-5828 to receive the conversion forms. You must submit the conversion forms to Cigna Group Insurance directly within 31 days of the coverage ending. Cigna Group Insurance: 1- 800-732-1603 for more information. Voluntary MetLife GUL (Domestic Employees and Grand Fathered International Employees) No N/A Coverage ends on your last day of work. You may elect to convert this coverage to a personal direct pay policy. You have 62 days before your policy will lapse due to non-payment of premium. Contact MetLife directly for conversation information. Contact MetLife: 1-800-846-0124 or www.mybenefits.metlife.com Voluntary Life with Cigna (International employees enrolled after June 2015) No N/A Coverage ends on the last day of the month of your last day of work. You may elect to convert this coverage to a personal policy. Contact Tracy Hanavan at 719-637-5828 to receive the conversion forms. You must submit the conversion forms to Cigna Group Insurance directly within 31 days of the coverage ending. Cigna Group Insurance: 1- 800-732-1603 for more information.

Exhibit A – Summary of Benefit Programs 2017 – Vectrus IMPORTANT: This document represents a summary of how your participation in the Vectrus benefit programs will be impacted with your separation. Full details on benefit continuation and conversion can be found in each benefit plans Summary Plan Description found at www.cbizesc.com/Vectrus Page | 3 Benefit Program Will I Remain Covered During Severance? What Do I Pay? When Does Coverage End? More Info/My Action Voluntary Accidental Death & Dismemberment (AD&D) No N/A . Coverage ends on the last day of the month of your last day of work. You may elect to convert this coverage to a personal policy. Contact Tracy Hanavan at 719-637-5828 to receive the conversion forms. You must submit the conversion forms to Cigna Group Insurance directly within 31 days of the coverage ending. Cigna Group Insurance: 1- 800-732-1603 for more information. Short-Term Disability No N/A Coverage ends on your last day of work. No conversion or portability offered. Long-Term Disability No N/A . Coverage ends on your last day of work. You may elect to convert this coverage to a personal policy. Contact Tracy Hanavan at 719-637-5828 to receive the conversion forms. You must submit the conversion forms to Cigna Group Insurance directly within 31 days of the coverage ending. Cigna Group Insurance: 1- 800-732-1603 for more information.

Exhibit A – Summary of Benefit Programs 2017 – Vectrus IMPORTANT: This document represents a summary of how your participation in the Vectrus benefit programs will be impacted with your separation. Full details on benefit continuation and conversion can be found in each benefit plans Summary Plan Description found at www.cbizesc.com/Vectrus Page | 4 Benefit Program Will I Remain Covered During Severance? What Do I Pay? When Does Coverage End? More Info/My Action Medical Flexible Spending Account Yes, as long as you elected coverage for 2017. You pay the same payroll contributions as though you remained an active employee. Deductions come directly out of your Severance Pay. You may continue to submit claims for reimbursement using the same process you follow while you were at work. You may NOT submit claims for services incurred after your Severance Pay Period ends, the end of your COBRA continuation, or December 31, 2017, whichever occurs first. Once you have completed your Severance Period, you will receive information on how to continue your coverage under COBRA. **See Notes on COBRA coverage below** For questions regarding your Flexible Spending account you may call CBIZ @ 1-800-815-3023 option 4 Dependent Care Flexible Spending Account No Due to IRS rules, you may not contribute to the Dependent Care Spending Account during the Severance Period. There is no COBRA continuation for this benefit. You may continue to submit claims for reimbursement using the same process you follow while you were at work, provided the dependent care expense is incurred in order that you may work, even for another employer. You may submit claims until December 31, 2017. Dependent Care FSA is not COBRA eligible.

Exhibit A – Summary of Benefit Programs 2017 – Vectrus IMPORTANT: This document represents a summary of how your participation in the Vectrus benefit programs will be impacted with your separation. Full details on benefit continuation and conversion can be found in each benefit plans Summary Plan Description found at www.cbizesc.com/Vectrus Page | 5 Benefit Program Will I Remain Covered During Severance? What Do I Pay? When Does Coverage End?? More Info/My Action Transit and Parking Flexible Spending Account No Due to IRS rules, you may not contribute to the Transit and Parking Spending Accounts during the Severance Period. There is no COBRA continuation for this benefit. You may continue to submit claims for reimbursement using the same process you follow while you were at work, provided the Transit and Parking expense is incurred in order that you may work, even for another employer. You may submit claims until December 31, 2017. Transit and Parking FSA’s are not COBRA eligible. Healthcare Spending Account (HSA) Yes, you can continue, elect or change your Health Savings Account contributions as long as you remain participating in the qualified High Deductible Health Plan (HDHP) in 2017. You pay the same payroll contributions as though you remained an active employee. Deductions come directly out of your Severance Pay. Your contributions will be deposited in your HSA and are always yours. If you continue to elect HDHP plan through COBRA, you will remain eligible to contribute to your HSA but will have to make after-tax contributions directly to the HSA bank. For questions about your HSA, please contact CIGNA at: 1-800-244-6224 VOYA Accident Insurance Hospital Confinement Critical Illness No N/A . Coverage ends on the last day of the month of your last day of work. You may elect to convert this coverage to a personal policy. Contact Tracy Hanavan at 719-637-5828 to receive the conversion forms. You must submit the conversion forms to VOYA/Compass directly within 31 days of the coverage ending. VOYA/Compass: 1- 800-955-7736 for more information.

Exhibit A – Summary of Benefit Programs 2017 – Vectrus IMPORTANT: This document represents a summary of how your participation in the Vectrus benefit programs will be impacted with your separation. Full details on benefit continuation and conversion can be found in each benefit plans Summary Plan Description found at www.cbizesc.com/Vectrus Page | 6 Benefit Program Will I Remain Covered During Severance? What Do I Pay? When Does Coverage End? More Info/My Action Vectrus 401(k) Plan No, you will no longer be eligible to participate in the Vectrus 401(k) plan. N/A Commencement of Severance Pay. For questions regarding your Vectrus 401(k) Plan call: Prudential 1-877-778-2100 or go to www.prudential.com/online/retirement Vectrus 401(k) Loans Yes, you are still eligible to continue loan repayments. Your normal loan payroll deduction will continue through your Severance Period. Loan deductions will stop once your Severance Period has ended or should you request a distribution from your account. Once you have completed your Severance Period, you can contact Prudential to confirm if you qualify to continue manual loan payments. For questions regarding your Vectrus 401(k) Plan call: Prudential 1-877-778-2100 or go to www.prudential.com/online/retirement Vectrus 401(k) Distribution Yes, since you are no longer eligible to participate in the plan, you will be eligible to receive a distribution from the plan. N/A Commencement of Severance Pay. During your Severance Period, Prudential will continue to see you as an active employee. If you are interested in receiving a distribution from your 401(k) account while on severance, you will need to contact Sandi Rasnake to assist with your distribution process. sandi.rasnake@vectrus.com 719-637-6380

Exhibit A – Summary of Benefit Programs 2017 – Vectrus IMPORTANT: This document represents a summary of how your participation in the Vectrus benefit programs will be impacted with your separation. Full details on benefit continuation and conversion can be found in each benefit plans Summary Plan Description found at www.cbizesc.com/Vectrus Page | 7 Benefit Program Will I Remain Covered During Severance? What Do I Pay? When Does Coverage End? More Info/My Action **COBRA** The 18 month continuation COBRA coverage period will begin when your Severance Period ends. After your Severance Period has been completed, you will pay 102% of the full monthly premiums. In most cases, COBRA can continue for up to 18 months after your employment ends. Within a couple weeks after the end of the month that your severance ends, a COBRA package will automatically be sent to your home address. For questions regarding your COBRA continuation rights you may call CBIZ @ 1-800-815-3023 option 6

EXHIBIT B In consideration of the promises made by the Company to Employee in the Separation Agreement and Complete Release of Liability to which this Exhibit B is attached, Employee agrees to the following additional post-employment covenants: 1. Anti-Solicitation of Employees. During the Severance Pay Period, Employee will not, directly or indirectly, or by action in concert with others, solicit or induce or attempt to solicit or induce, any person who is employed by the Company to leave his or her employment with the Company and/or to perform services of any kind for any other person, firm or corporation. 2. Anti-Solicitation of Customers and Clients. During the Severance Pay Period, Employee will not, directly or indirectly, either on Employee’s own behalf or on behalf of any other person, firm, or corporation, divert or take away, or call on or solicit or attempt to call on or solicit, any of the Company’s current customers or clients, including those on whom Employee called on or who Employee solicited or with whom Employee became acquainted while engaged as an employee of the Company. 3. Non-Competition. During the Severance Pay Period, Employee will not accept an employment or consulting relationship (or own or have any financial interest in), directly or indirectly, with any entity engaged in the business of providing services to military, government and commercial customers within Vectrus’ specific lines of service. 4. Covenant Against Disclosure. Employee will not, at any time, disclose information identified as confidential or which, from the circumstances, in good faith, and good conscience ought to be treated as confidential, relating to the products, services, inventions, discoveries, trade secrets, secret processes, price lists, business plans, or any other information of the business or affairs of the Company or any other person, firm, or corporation, which Employee acquired or developed in connection with or as a result of Employee’s employment with the Company.